UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    November 12, 2007

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105

(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is the script of PokerTek, Inc.’s conference call regarding its results of operations for the quarter and fiscal year ended September 30, 2007 which was conducted on November 12, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description of Exhibit

99.1	Script of November 12, 2007 earnings call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2007	POKERTEK, INC.

	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Script of November 12, 2007 earnings call.